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     Employment Agreement dated February 1, 1996 with Marshall Blonstein
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                              EMPLOYMENT AGREEMENT
                              --------------------

      I.    This  Employment  AGREEMENT  ("AGREEMENT')  is  entered  into  as of

February  1, 1996,  and is to continue  for four (4) years to January 31,  2000,

between DCC Compact Classics, Inc. ('DCC") , a Colorado corporation,  on the one hand, Employer ("EMPLOYER"), and Marshall Blonstein ("EMPLOYEE" or "BLONSTEIN"),

on the other hand.

      II.   EMPLOYER and EMPLOYEE agree that EMPLOYEE BLONSTEIN possesses unique talents of an unusual value to DCC.

      III.  EMPLOYER and EMPLOYEE agree that EMPLOYEE  BLONSTEIN's  services are of a special  value to DCC and,  therefore,  DCC is willing to provide  EMPLOYEE

BLONSTEIN with certain rights, benefits, and compensation to secure the services of EMPLOYEE BLONSTEIN for the duration of this AGREEMENT.

      IV    Both EMPLOYER DCC and EMPLOYEE BLONSTEIN agree to the following:

      A.    Employment.  DCC hereby employs  BLONSTEIN to perform the duties and render the services set forth in this AGREEMENT,  for a period of four (4) years from the  commencement  date of the  AGREEMENT,  that  commencement  date  being

February  1, 1996.  Subject to the  termination  provisions  as  provided in the

AGREEMENT,  EMPLOYEE  BLONSTEIN hereby accepts these employment  obligations and agrees faithfully to perform the services required of EMPLOYEE BLONSTEIN, during the term of this AGREEMENT.

      B.    Duties. BLONSTEIN agrees to perform such duties as may be reasonably required of him in his capacity as an employee  of DCC. BLONSTEIN  for this four





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(4) year  period of this  AGREEMENT,  shall  assume  and carry out the duties of

President  of DCC and  shall be  responsible  for and  shall be in charge of all aspects of the executive  management of DCC, including,  but not limited to: (i)

undertaking  all  strategic  management   decisions,   and  supervision  of  DCC

employees,   (ii)  undertaking  of  executive  hiring  and  termination,   (iii)

maintaining the principal  relationship  between DCC and its Board of Directors,

its  accountants,   its  legal  counsel,   and  all  other  interested   outside

constituencies.  The type of  services to be  rendered  shall be at  BLONSTEIN's discretion and judgment.  In addition,  EMPLOYEE  BLONSTEIN,  at his discretion,

agrees to serve and shall  serve on the Board of  Directors  through the term of this  AGREEMENT,  and, by this AGREEMENT,  the DCC Board of Directors  agrees to nominate BLONSTEIN for Board membership.  BLONSTEIN's voluntary resignation from the Board of Directors shall not be construed as a breach of this AGREEMENT.

      C.    No Acts  Inconsistent.  EMPLOYEE BLONSTEIN agrees during the term of this AGREEMENT not to undertake any acts inconsistent with his duties under this

AGREEMENT.

      D.    Compensation.  In  consideration  for the services to be rendered by

EMPLOYEE  BLONSTEIN,  EMPLOYER DCC shall pay to EMPLOYEE  BLONSTEIN and EMPLOYEE

BLONSTEIN shall receive the following compensation:

            (1)   Annual Salary.  Effective February 1, 1996, and continuing for forty-eight (48) months,  EMPLOYEE BLONSTEIN shall receive; for the first twelve

(12)  months,  for the year 1996:  $170,000  payable at the rate of $14,166  per








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month;  for the second  twelve (12) months  (1997) ,  EMPLOYEE  BLONSTEIN  shall receive a total of $170,000,  payable at the rate of $14,100 per month; and, for the third twelve (12) months  (1998),  $170,000 or $14,106.00  per month and for the fourth  twelfth (12) months  (1999)  $170,000 or $14,106.00  per month.

            (2)   Signing  Bonus.  EMPLOYEE  BLONSTEIN  shall  receive a $50,000 signing bonus upon execution of this Employment AGREEMENT.

            (3)   Stock  Options:  Upon execution of this  Employment  AGREEMENT

BLONSTEIN is granted an option to purchase 300,000 shares of DCC common stock at the price of $0.20 a share.  The option  period  whereby  BLONSTEIN may exercise this  option  shall be from  February 1, 1996 to January  31,  1999.  The entire option for  300,000 DCC shares may be  exercised  in one  transaction  or may be partially  exercised  in several  transactions  totaling  300,000  shares  which

BLONSTEIN shall determine at his discretion.  The option or partial  exercise of the option shall be undertaken by BLONSTEIN by  notification to the Secretary of the  Corporation  of DCC of the  request  to  exercise  the  option(s)  with the

payment   amount after which DCC shall issue the stock to BLONSTEIN  within five

(5) days.


            (3)   Other Benefits.

                  (a)   Automobile Benefits.  During the term of this AGREEMENT,

DCC shall  provide  BLONSTEIN,  at his  discretion,  an  automobile,  reasonably insured,  to be  used  primarily  for  business  purposes.  DCC  shall  pay  all reasonable  expenses  connected  with  BLONSTEIN' 5 automobile.








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

                  (b)   Insurance.  During the term of the AGREEMENT,  DCC shall

provide BLONSTEIN with Term Insurance Coverage with a minimum value of $250,000.

The beneficiaries or this Term Insurance Coverage shall be BEVERLY BLONSTEIN, or the ESTATE OF BLONSTEIN, as BLONSTEIN may designate.

                  (c)   DCC  shall  pay  BLONSTEIN  such  additional  amount  or

amounts as a bonus for services  rendered by BLONSTEIN as the Board of Directors of the  Company  may,  from  time  to  time  and the  Board's  sole  discretion,

determine.  In  determining  the  amount of such  bonus,  DCC shall  look to the quality and extent of services rendered by BLONSTEIN hereunder,  particularly as such services may result in revenue received by DCC.

                  (d)   BLONSTEIN's   services  hereunder  are  to  be  rendered

principally  at BLONSTEIN's  home or at DCC's offices,  within twenty (20) miles thereof.  However,  BLONSTEIN  shall also render services at such other place or places  within or without the United  States as DCC may  designate  from time to time.  When and if BLONSTEIN is required to render such services away from home,

DCC agrees to either furnish such necessary  transportation  and living expenses may reasonable be required for BLONSTEIN  during and on account of the rendition of such services,  or pay BLONSTEIN a fixed weekly sum as reimbursement for such expenses incurred by BLONSTEIN.  In the latter regard,  BLONSTEIN agrees to keep records of such expenses and furnish DCC reasonably  detailed  reports of actual expenses  incurred  by  BLONSTEIN.  All  expenses  incurred  by DCC for  travel,

entertainment or business are deemed to be business  expenses which are ordinary and necessary to the conduct of the regular  operating  affairs of DCC. However,

should  it  be  finally  determined  by  an  authorized  representative  of  the








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Internal  Revenue  Service  that any or all of such expense are not ordinary and necessary business  expenses,  then such expenditures by DCC shall be considered additional  compensation to BLONSTEIN for services  actually rendered thereby in

addition  to  the  items  specified  above.   BLONSTEIN  shall  be  entitled  to

participate  in  each  and  every  fringe  benefit  program  adopted  by DCC and benefiting employees performing same or similar functions as BLONSTEIN.

            E.    Termination; Default by DCC. The term of this AGREEMENT may be terminated  by DCC  only as a  result  of  death,  or,  change  of  control,  or termination for cause, and for no other cause or reason:

                  (a)   Death.  BLONSTEIN's  salary and all other benefits under

the  AGREEMENT  shall  continue  to be paid for a period  of  thirty  (30)  days following the date of EMPLOYEE  BLONSTEIN's  death.  The term of this  AGREEMENT shall be deemed to terminate  thirty (30) days after the death of BLONSTEIN,  as though it had expired by its own terms.

                  (b)   Payment  to Spouse as a Result  of Death.  If  BLONSTEIN

dies while  employed by DCC,  DCC will pay  BLONSTEIN's  spouse (or  BLONSTEIN's successor-in-interest, if there is no surviving spouse) BLONSTEIN'S then monthly salary for a period of eighteen (18) months  following the month which BLONSTEIN passes away. DCC shall also pay the sum of Five Thousand Dollars ($5,000) within ninety (90) days after BLONSTEIN's death to BLONSTEIN's  spouse or, if BLONSTEIN is not survived by a spouse,  to  BLONSTEIN's  successor-in-interest.  It is the purpose and intent of this  paragraph  that the foregoing  payment shall qualify








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as an employee death benefit under Section  101(b) of the Internal  Revenue Code of 1986, as amended.

                  (c)   Change in Control.  For purposes of this AGREEMENT,  the

term  "change in  control"  shall  mean,  without  the  approval of DCC Board of

Directors  obtained  prior  thereto  (i) the  acquisition  by a single entity or group of affiliated entities of more than fifty (50~) percent of the outstanding capital  stock of DCC (ii) the  consummation  of any merger of DCC into  another company or any sale,  transfer or other  disposition of all or substantially all of DCC's assets to another entity or a parent company.

            F.    Payment  to  BLONSTEIN.  Upon a  change  in  control  of  DCC,

EMPLOYEE BLONSTEIN shall be entitled to receive under this AGREEMENT the amounts described in Paragraph G below. Such amounts shall be paid in full,  immediately upon a 'change in  control,"  or,  immediately  prior to the  consummation  of a merger, sale or other disposition.


            G.    Severance Pay. Upon  termination  other than that for death or cause,  EMPLOYEE BLONSTEIN shall be entitled to severance pay in an amount equal to the total compensation due EMPLOYEE BLONSTEIN,  throughout the balance of the term remaining in this AGREEMENT, or, two (2) times EMPLOYEE BLONSTEIN's current total annual salary, whichever is greater.


            H.    Lien in Favor of  BLONSTEIN.  DCC hereby grants to BLONSTEIN a first lien and a security interest against assets of DCC (as listed in Exhibit A attached to this AGREEMENT),  or assets of equivalent  value and liquidity.  DCC shall execute and file a UCC-l financing  statement  identifying  BLONSTEIN as a


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secured creditor, in order to secure payment to EMPLOYEE BLONSTEIN,  of any sums due EMPLOYEE BLONSTEIN under this AGREEMENT.

            I.    Default in Payment. In the event DCC fails to pay to BLONSTEIN the compensation and benefits  provided in this AGREEMENT for a period in excess of thirty (30) days,  or fails on more than one (1) occasion to pay for a period of ten (10) days or more,  EMPLOYEE  BLONSTEIN shall have the right to cease the provision of EMPLOYEE BLONSTEIN's services under this AGREEMENT,  and shall have the right to immediately receive the severance payment set forth in Paragraph G.

            J.    Termination  For  Cause.  The  term of this  AGREEMENT  may be terminated by DCC for cause, which shall be one of the following:

                  (1)   final judgment convicting EMPLOYEE BLONSTEIN of a felony

involving specific intent; or

                  (2)   breach  by  EMPLOYEE  BLONSTEIN  of  the  Provisions  of

Paragraph IV of this AGREEMENT.

            K.    Payment  Pending  Resolution of Disputes.  In the event of any dispute under this EMPLOYMENT AGREEMENT,  DCC shall continue to pay all fees and compensation  and Board of Director  expense due EMPLOYEE  BLONSTEIN  under this

AGREEMENT,  and DCC shall not have the right to  terminate  the  payment of such fees and  compensation due BLONSTEIN except and until there is adjudication of a final judgment by a court in favor of DCC. In the event of a dispute, DCC agrees to pay  BLONSTEIN  his  reasonable  legal fees with  regard to defense or claims under this AGREEMENT on a current basis until the dispute is resolved.










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



            L.    Non-Competition.  While EMPLOYEE BLONSTEIN is employed by DCC,

EMPLOYEE  BLONSTEIN shall not engage in or participate in any business in direct competition  with that of DCC, in any of the states where DCC now does  business except with the written  approval of DCC.  Such  prohibition  shall not apply to individual  real estate or  securities  investments  made  individually  or with isolated  groups of  individuals  known to  EMPLOYEE  BLONSTEIN,  provided  that

EMPLOYEE BLONSTEIN advises DCC of such investments.

            M.    Renewal.  This AGREEMENT  shall  automatically  be renewed for successive  terms of one (1)  year at the  expiration  of the term set  forth in

Section 1 under this AGREEMENT, unless either the Board of Directors or EMPLOYEE

BLONSTEIN  shall give written  notice to the other of it or his intention not to renew this  AGREEMENT at least ninety (90) days prior to the  expiration of such term or renewed term.

            N.    Assignment.  This AGREEMENT  shall inure to the benefit of and shall  be  binding  upon the  successors  and the  assigns  of DCC.  Since  this

AGREEMENT  is based upon the unique  abilities  of and  personal  confidence  in

EMPLOYEE  BLONSTEIN,  he shall have no right to assign this  AGREEMENT or any of the rights under this AGREEMENT without the written consent of DCC.

            O.    Indemnity. DCC shall indemnify EMPLOYEE BLONSTEIN and hold him harmless from any cost, expense or liability arising out of his activities as an

EMPLOYEE of DCC, to the fullest extent available.  Among other items provided in the indemnification  provisions DCC shall pay all expenses including  reasonable









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attorney's  fees  actually  incurred  by  EMPLOYEE  BLONSTEIN  in or  proceeding

(including  any appeals  therefrom)  alleged or brought by a third party arising out of or relating to BLONSTEIN's performance under this AGREEMENT.

            P.    If any claim,  action or suit is sought against DCC,  pursuant to the foregoing,  EMPLOYEE  BLONSTEIN  shall promptly notify DCC in writing and

DCC shall have the right to assume and control the defense by counsel reasonably satisfactory to EMPLOYEE BLONSTEIN. Without limiting any other provision of this

AGREEMENT,  this provision  shall survive the  termination or expiration of this

AGREEMENT for a term of three (3) years after  expiration  of this  AGREEMENT or

EMPLOYEE BLONSTEIN's voluntary resignation from the Board of Directors.

            Q.    Prior Contracts.  Any prior contract or AGREEMENT  between DCC and EMPLOYEE BLONSTEIN  regarding  employment is hereby canceled and shall be of no further force or effect.

            R.    Severability.  If any  provision  of this  AGREEMENT  shall be found invalid by any court of incompetent jurisdiction,  such findings shall not effect the validity of the other provisions under this AGREEMENT and the invalid provisions shall be deemed to have been severed herefrom.

            S.    Waiver of Breach.  The waiver of DCC or EMPLOYEE  BLONSTEIN of the breach of any provision of this  AGREEMENT by the other party or the failure to  exercise  by DCC or  EMPLOYEE  BLONSTEIN  of any right  granted  under  this

AGREEMENT  shall not  operate or be  construed  as the waiver of any  subsequent breach by the other party or the waiver of the right to exercise any such right.








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            T.    Entire   AGREEMENT.   This  instrument   contains  the  entire

AGREEMENT  of the  parties,  and may be amended  only by an AGREEMENT in writing signed by the parties.

            U.    Notice.  Any notice  required or  permitted  to be given under this  AGREEMENT  shall be sufficient if in writing and if sent by certified mail to BLONSTEIN's residence, in case of the EMPLOYEE BLONSTEIN, or to its principal office, in the case of DCC.

            V.    California Law. This AGREEMENT is entered into and executed in the State of California and shall be governed by the laws of such state.

            W.    Arbitration. Any dispute as to the rights of the parties under this AGREEMENT or its  construction  or its validity or enforcement or as to any such  dispute  shall  be  submitted  to  binding  arbitration  in  Los  Angeles,

California to a retired  Superior or Federal Court Judge. The Arbitrator will be required to follow the laws of the Sate of California. The Arbitrator's decision upon  confirmation  will be an appealable  decision,  appealable to the Court of

Appeals  subject to the laws of the State of California as if it were a decision by a Judge in a Court trial.  The prevailing party in such  arbitration,  or any proceedings  in  respect  thereof,  shall  be  entitled  to  receive  its or his attorneys' fees incurred in connection therewith.

            X.    DCC Representation.  DCC represents and warrants (i) that this

AGREEMENT has been approved by DCC's Board of Directors and  specifically  DCC's non-employee  members with EMPLOYEE  BLONSTEIN  abstaining from the vote, and is binding on DCC; (ii) that this AGREEMENT will not violate the corporate  charter






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

or By-Laws of DCC and/or any DCC affiliate,  or any covenants heretofore made by

DCC and/or the DCC affiliate;  (iii) that DCC and the DCC affiliate agree not to hereafter  enter into any covenants or undertake  any other acts which  conflict with this AGREEMENT.

            IN WITNESS WHEREOF,  the parties to this AGREEMENT have hereunto set their hands as of the day and year first above written.

EMPLOYEE                            DCC COMPACT CLASSICS, INC.


                                    By:/s/Gary Gillman
/s/Marshall Blonstein                  --------------------------
---------------------
Marshall Blonstein

                                    Name: Gary Gillman
I                                        ------------------------
                                    Title:
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